Customer And Supplier Concentration	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Customer And Supplier Concentration	Customer And Supplier Concentration
Significant customers and suppliers are those that account for greater than 10% of the Company’s revenue and purchases in any of the years presented.
The Company earned a substantial portion of revenue from three customers in 2025, 2024 and 2023: Customer A amounted to 16.4%, 15.7% and 17.0% of total wafer revenue, respectively, and Customer B accounted for less than 10% of total wafer revenue in both 2025 and 2023, and 10.7% in 2024. Customer C amounted to 13.9% of total wafer revenue in 2025, and less than 10% for 2024 and 2023.
As of December 31, 2025 and 2024, the amounts due from Customer A included in accounts receivable were $343 million and $176 million, respectively, and the amounts due from Customer B included in accounts receivable was $103 million and $145 million, respectively. The amounts due from Customer C included in accounts receivable were $142 million and $79 million, respectively. The loss of the significant customers or the failure to attract new customers could have a material adverse effect on the Company’s business, results of operations and financial condition.
The Company purchased 71.4%, 60.9% and 63.0% of its SOI wafers, a key input into its products, from a single supplier in 2025, 2024 and 2023, respectively. As of December 31, 2025 and 2024, the net amount due to the supplier was $68 million and $9 million, respectively. Any failure in the supplier’s ability to provide SOI wafers could materially and adversely affect the Company’s results of operations, financial condition, business and prospects.